Exhibit 10.1

SOFTWARE LICENSING AGREEMENT

This Agreement is entered into on February 1, 2005 (the “Effective Date”) between American Megatrends Inc., a Georgia corporation, having its principal place of business at 6145-F Northbelt Parkway, Norcross, Georgia 30071 (herein known as “AMI”) and congatec AG located at Auwiesenstrasse 5, 94469 Deggendorf, Germany (herein known as “LICENSEE”).

WHEREAS, American Megatrends, Inc. (hereinafter referred to as “AMI”), a supplier of several families of computer products, has originated or acquired licensing rights to certain computer software products and documentation:

WHEREAS, LICENSEE is in the business of developing and marketing several families of computer products and desires to obtain certain rights from AMI with respect to this software for use with LICENSEE’s products;

NOW, THEREFORE, in consideration of the above premises and of the mutual covenants and agreements contained herein, AMI and LICENSEE here agree as follows:

1.             DEFINITIONS

As used herein, the following terms shall have the following meanings:

A.            “Licensed Software” means the standard set of executable computer programs, documentation and other material, which is being licensed to LICENSEE by AMI and is listed in Exhibit A hereto.  The Licensed Software is, as of the Effective Date, [***].  For purposes of the Agreement, derivative works of the Licensed Software shall be collectively included in the term “Licensed Software.”

B.            “LICENSEE’s Computer Product” or “Authorized Computer Product” means [***].  The current authorized models of LICENSEE’s Computer Products covered by this Agreement are listed in Exhibit B hereto.

2.             LICENSE GRANTS

Pursuant to the terms and conditions herein contained:

A.            All Licensed Software is specifically licensed for use with LICENSEE’s Computer Products and may not be sold, licensed, leased, transferred, published or used separately from the LICENSEE’s Computer Products.

B.            AMI hereby grants to LICENSEE a personal, non-transferable, non-exclusive license to use, market, demonstrate, reproduce, and distribute the Licensed Software but (i) only for use with LICENSEE’S Computer Products, (ii) only in accordance with the labeling requirements set forth in Paragraph 3 herein, and (iii) only in an amount not greater than the number of LICENSEE’s Computer Products sold by LICENSEE.

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

C.            LICENSEE shall have no right to (i) transfer or sub-license the Licensed Software or (ii) authorize other parties to reproduce or otherwise manufacture the Licensed Software except as and to the extent permitted by AMI or pursuant to this Agreement.

D.            LICENSEE shall not grant any customer or end user of LICENSEE’S Computer Products or other entity any right to copy, modify, duplicate, or sub-license the Licensed Software except for the right to make a single copy of the Licensed Software for legitimate archival purposes.

E.            LICENSEE may use any and all AMI customization tools, provided by AMI to LICENSEE, to customize the Licensed Software.  Such customization must not violate any terms of this Agreement.  LICENSEE may edit the release documentation and may choose to exclude any items included as Licensed Software from distribution with LICENSEE’S Computer Products.  Except as specifically provided in this Paragraph 2E, LICENSEE shall not modify the Licensed Software.

F.             LICENSEE shall not attempt to reverse engineer, decompile, disassemble, or trace the execution of the Licensed Software.

3.             ROYALTY REPORT REQUIREMENTS

A.            During the entire term of this agreement and any renewals, LICENSEE shall account to AMI for all Authorized Products, which incorporate the Licensed Software, which are shipped to end-users by providing a detailed [***] royalty report. Such report is due on or before [***], which is [***] from the Effective date and within [***] of the end of each subsequent new [***].  For a period of [***] following the delivery of such a report, LICENSEE shall maintain complete and accurate copies of production, distribution, sales and shipping records relied upon to complete such report.

B.            No credit for the return of Authorized Products shall be given without AMI’s written authorization which shall be given, if appropriate, following submission of the quarterly report.

C.            During the initial term of this Agreement, Licensee has committed to purchase at least the number of copies of Licensed Software as set forth on EXHIBIT C.

D.            AMI or its designated agents shall have the right to audit LICENSEE at any time within the [***] period following receipt of a report provided that audits be conducted [***]. Such audit shall be at AMI’s expense, provided that LICENSEE shall be responsible for the cost of any such audit if a discrepancy of [***] is revealed.  Any additional amounts due AMI as a result of the audit shall be paid within [***] notification of the underpayment.

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

E.            Failure to provide the quarterly royalty report to AMI or to provide the accounting or to make any payment specified in this Agreement if not corrected or remedied following notice by AMI shall be a material breach of this Agreement by LICENSEE, which LICENSEE acknowledges and agrees will subject it to payment of damages, costs and attorneys’ fees for AMI to remedy such a breach.  Nothing in this section 3E shall waive or preclude any rights of AMI in any other Agreement, including but not limited to AMI’s right to payment of fees and its right to audit as specified therein,

4.             LICENSING FEES AND PAYMENT

A.            In consideration of the rights granted herein, LICENSEE shall pay to AMI the licensing fees set forth in Exhibit C, The terms of this Agreement shall control over any conflicting or inconsistent terms and conditions appearing in any Purchase Order from Licensee to AMI, however, any fees in any other Agreement shall be in addition to and not exclusive of any fees in this Agreement.

B.            The license fees set forth in Exhibit C are exclusive of any federal, state, municipal, or any other governmental taxes, excise or tariffs now or hereinafter imposed on the production, storage, transportation, import, export or use of the Licensed Software. Such charges and all similar charges for handling the Licensed Software shall be paid by LICENSEE.  If any exemption from taxes is routinely allowable, the LICENSEE shall provide AMI with an exemption certificate acceptable to AMI and the applicable authority.

5.             COSTS AND EXPENSES

All costs and expenses incurred by the LICENSEE in the installation, marketing, reproduction, distribution, advertising, support or promotion of the Licensed Software shall be the sole responsibility of the LICENSEE and shall not in any way be charged to AMI.

6.             MAINTENANCE, SUPPORT, UPDATES, AND NEW RELEASES

A.            From time to time AMI may, at its sole option, prepare and distribute general modifications, enhancements, and updates of the Licensed Software and such material shall, unless otherwise specified by AMI or elsewhere herein, be automatically deemed included within the definition of the term “Licensed Software” and subject to the terms and conditions of this Agreement.  All modifications, enhancements, and updates are made solely at the option of AMI.

B.            AMI shall be under no obligation to make modifications that may be required for LICENSEE-specific hardware, firmware, software, or other requirements.  Modifications made by AMI at Licensee’s request will be done at AMI’s standard NRE rates and fees.  Major enhancements and updates, new releases and updated versions of the licensed Software, if any, will be available only upon mutual

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

agreement of the parties and execution of a separate license agreement for the same or of an amendment hereof.

7.             PERFORMANCE WARRANTY, REMEDY AND DISCLAIMER

A.            For a warranty period of [***] from the delivery of the Licensed Software by AMI to LICENSEE, AMI warrants that the Licensed Software shall perform in the manner specified in the relevant, published, AMI specification.  If LICENSEE notifies AMI during said warranty period of any defect the cause of which is not any act or omission of LICENSEE or incompatibility of its own software or products, AMI shall endeavor to correct any material defect or material error in the Licensed Software and provide LICENSEE with corrected Licensed Software when such becomes available.  AMI shall have no liability with respect to LICENSEE’s Computer Products.  Any out of warranty work or work requested by LICENSEE after the warranty period shall be done at AMI’s option at standard NRE rates and fees.

B.            In the event AMI is in breach of the warranty set forth in subparagraph 8A above, LICENSEE’s exclusive remedy and AMI’s sole obligation is that LICENSEE may at its option, terminate this Agreement except for those provisions, which survive termination, and except for payment of any amounts due to AMI up to the date of termination.  The License granted hereunder shall then be terminated and LICENSEE shall immediately return the Licensed Software, related documentation and any remaining labels to AMI.

C.            NOTWITHSTANDING ANYTHING IN THE AGREEMENT TO THE CONTRARY, EXCEPT FOR THE WARRANTY EXPRESSLY PROVIDED IN THIS PARAGRAPH 8, AMI DISCLAIMS ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, REGARDING THE LICENSED SOFTWARE, ITS FUNCTIONALITY, ITS PERFORMANCE, ITS MERCHANTABILITY, ITS INTELLECTUAL PROPERTY RIGHTS, AND ITS FITNESS FOR ANY PARTICULAR PURPOSE. AMI DISCLAIMS ALL OTHER OBLIGATIONS OR LIABILITIES ON ITS PART AND NEITHER ASSUMES NOR AUTHORIZES ANY OTHER PERSON TO ASSUME FOR IT ANY OTHER LIABILITIES IN CONNECTION WITH THE PERFORMANCE OF THE LICENSED SOFTWARE.

8.             INFRINGEMENT WARRANTY, REMEDY, AND DISCLAIMER

A.            AMI warrants that:

i.              As of the Effective Date of this Agreement it has received no notice that the Licensed Software infringes any patent, copyright, trade secret or other intellectual property right (collectively “Intellectual Property Rights”) of a third party; and

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ii.             It owns all or portions of the Licensed Software and with respect to portions it does not own, it is a party to agreements with various suppliers under the terms of which it has the authority to grant the license granted to LICENSEE herein.

B.            In full discharge of its obligations under the warranty set forth in subparagraph 8A above, AMI shall defend LICENSEE in any legal proceeding to the extent the same is based upon a claim which, if true, would cause AMI to be in breach of said warranty or, at AMI’s option, it may settle such claim and AMI shall pay any amount that may be awarded in such proceeding or negotiated in such settlement,

C.            The foregoing obligations of AMI under subparagraph 8A and 8B, shall however, be conclusively deemed to have been waived by LICENSEE unless:

i.              LICENSEE gives prompt notice to AMI of the assertion of any such claim including copies of all letters, complaints, and other documents relating to the claim,

ii.             AMI has the right to select counsel and control the defense and/or settlement of such claims, subject to the right of LICENSEE to participate in any such action or proceeding at its own expense with counsel of its own choosing; and

iii.            LICENSEE assists AMI in the defense and settlement of such claims when and as requested by AMI including but not limited to granting AMI authority to defend and settle the same and providing information and documentation for such purposes.

D.            Should AMI be found in any legal proceeding to be in breach of the warranty set forth in subparagraph 8A above, AMI shall promptly, at its option, do any of the following as an acceptable remedy of the breach:

i.              Obtain a license for LICENSEE;

ii.             Modify the Licensed Software with non-infringing Software of similar functionality; or

iii.            Accept the return of Licensed Software from LICENSEE and refund the Licensing fees therefore.

E.            Notwithstanding the foregoing, in no event shall AMI’s obligation to LICENSEE under this Paragraph 8, exceed in the aggregate for any and all claims, damages or costs, [***]. LICENSEE acknowledges that such amount is sufficient to satisfy the essential purpose of the warranty.

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

F.             NO OTHER WARRANTY OR REPRESENTATION OF ANY KIND IS GIVEN OR OBLIGATION TO INDEMNIFY OR OTHERWISE COMPENSATE ASSUMED, EXPRESSLY OR, BY IMPLICATION, BY AMI WITH RESPECT TO ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, AND LICENSEE UNDERSTANDS THAT THE DISCLAIMER IN PARAGRAPH 7C OF THIS AGREEMENT IS INCORPORATED HEREIN BY REFERENCE.

G.            AMI shall have no liability or obligation with respect to any modifications by LICENSEE.  Further, in the event any claim is asserted by a third party that, as a result of such modifications by LICENSEE, the Licensed Software as so modified, infringes an Intellectual Property Right of the third party, LICENSEE shall indemnify AMI with respect to any and all costs or damages resulting from such claim and pay any judgment that may be awarded against AMI to the extent based upon such modification.

9.             PROPERTY RIGHTS

A.            The license rights granted hereby shall not be construed as a sale, lease, transfer or publication of the Licensed Software or of any copy thereof AMI retains all right, title and ownership of the Licensed Software, regardless of the form or media in which the original and copies exist.  All copyrights associated with the Licensed Software and all other rights thereto not specifically granted to the LICENSEE in this Agreement including rights to derivative works of the Licensed Software, are reserved by AMI.

B.            LICENSEE shall not remove any labels, copyright notices, proprietary markings, trademarks, or confidential legends of AMI from the Licensed Software or any other materials given by AMI to LICENSEE, including but not limited to any such notices displayed to the user during the execution of the Licensed Software and any such notices in the documentation supplied by AMI.

C.            Nothing contained in this Agreement shall be construed as conferring any license or right with respect to any trademark, trade name, brand name, the corporate name of AMI, or any other name or mark or any contraction, abbreviation, or simulation thereof.

10.          TERM, TERMINATION AND RENEWAL

A.            The initial term of this Agreement is three (3) years commencing on the Effective Date.  This agreement may be renewed for successive terms if mutually agreed to by the parties in accordance with subparagraph F.  This is an exclusive agreement, which may not be cancelled or terminated prior to the end of the initial term except in accordance with the terms and conditions of this Paragraph 10.

B.            Either party may terminate this Agreement:

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

i.              Upon thirty (30) days written notice, for material breach of this Agreement and/or any other agreement between the parties by the other party, unless it is corrected within the said thirty (30) days; or

ii.             Immediately, by written notice if either party ceases conducting business in the normal course, institutes any proceedings for liquidation or winding up, becomes insolvent, makes a general assignment for the benefit of creditors, suffers or permits the appointment of a receiver for its business or assets, or avails itself of or becomes subject to any proceeding under the Federal Bankruptcy Act, or any other statute of any state relating to insolvency or the protection of rights of creditors.

C.            In the event of termination of this Agreement by either party for any reason, all licenses granted to LICENSEE herein shall terminate and LICENSEE shall deliver to AMI within five (5) business days thereafter written assurance from a duly authorized officer of LICENSEE that all copies of the Licensed Software received or generated and of the Confidential Information in LICENSEE’S possession have been (i) delivered to AMI or destroyed at the express direction of AMI, (ii) that no Confidential Information has or will be revealed except pursuant to this Agreement, and (iii) that all other covenants and requirements in this Agreement have been performed by LICENSEE.  LICENSEE shall within two (2) months of the termination produce a final accounting of all labels used and return any remaining labels to AMI (no credit for unused labels shall be due or owing).

D.            In the event of termination of this Agreement by LICENSEE for any reason, absent a breach by AMI as provided in subparagraph B.i., above, then without exception LICENSEE shall be liable for [***].

E.            The following provisions shall survive the termination or expiration of this Agreement: Paragraphs 1, 3, 4, 5, 7, 8, 9, 10D, 11, 12, 13, 14, 15, 17 and this Paragraph 10.E.

F.             This Agreement may be renewed for additional one (1) year terms pursuant to the following process; If the LICENSEE desires to renew, the LICENSEE shall notify AMI not later than [***] prior to the expiration of this Agreement of its desire to renew and its desire, if any, to renegotiate any of the terms set forth within this Agreement or desire to add to or delete any such terms.  AMI shall respond to the request for the renewal not later than [***] prior to the expiration date, and may request renegotiation of any term, or the addition or deletion of any term at that time.  If the LICENSEE does not request renewal, this Agreement shall be deemed terminated.  If the LICENSEE requests renewal, and either party requests renegotiation, or addition or deletion of any term or terms, this Agreement shall not renew unless and until AMI and LICENSEE reach agreement and said agreement is reduced to writing and executed by both parties.

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

11.          NOTICES

A.            Any notices provided for hereunder shall be in writing and given either:

i.              By hand delivery or reputable international courier (for example, Federal Express) which notice shall be effective when received by the individual who signed this Agreement or on the following business day following receipt by an employee who routinely receives such notices for the party; or

ii.             By U.S. first class mail sent registered or certified, postage prepaid, with return receipt requested and properly addressed, which notice shall be effective five (5) business days after the date of deposit in the United States mail.

B.            Notices shall be addressed to the address shown on the first page of this Agreement, unless the party otherwise specifies a different address in writing.

12.          GENERAL

A.            LICENSEE agrees that it will conform to the Export Administration Regulations issued by the United States Department of Commerce currently in force and as they may be amended.  LICENSEE understands and agrees that such regulations may include a prohibition against the export or re-export to certain countries of copies of the Licensed Software, documentation and any information or technical data related thereto.  Any agreement between LICENSEE and any of its customers shall require its customers to abide by the Export Administration Regulations.

B.            This Agreement and Exhibits hereto constitute the complete understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, understandings and agreements concerning such subject matter.  Any waiver, modification or amendment of any provision of this Agreement shall be effective only if in writing and signed by a duly authorized officer of each of the parties hereto.  The terms and conditions appearing in any purchase order, order acknowledgment, or similar documents shall be governed by and controlled by this Agreement,

C.            No failure or delay on the part of either party in the exercise of any power, right, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right, or privilege preclude any other or further exercise thereof, or of any other right, power, or privilege.

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

D.            This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, excluding that part of Georgia law that governs conflict of laws.

E.            If LICENSEE breaches any of its obligations under this Agreement, AMI shall (without limiting its other rights or remedies) be entitled to equitable relief including but not limited to injunctive relief, since the unauthorized use, disclosure, distribution, or transfer of the Licensed Software or confidential information will cause AMI irreparable harm and LICENSEE stipulates that AMI’s remedy at law would not be adequate.

F.             If any provision of this Agreement is held to be ineffective, unenforceable, or illegal for any reason, such decision shall not affect the validity or enforceability of any or all of the remaining portions hereof.

G.            Paragraph titles or captions contained herein are inserted only as a matter of convenience and for reference, and in no way define, limit, extend, or otherwise describe neither the scope of this Agreement nor the intent of any provision thereof.

H.            Nothing contained in this Agreement shall be construed as conferring by implication, estoppels, or otherwise upon either party hereunder, or upon any other party, any license or other right except the licenses and rights expressly granted hereunder to a party hereto.

I.             LICENSEE may not assign or transfer, by operation of law or otherwise, this Agreement or any interest therein, without prior written consent signed by a duly authorized officer of AMI.   Any unauthorized assignment or transfer shall be null and void.  AMI may assign this Agreement to a subsidiary or successor in interest.  This Agreement shall accrue to the benefit of, and be binding upon, any permitted successor or assign.  No sub-license or other conveyance of the Licensed Software is allowed, and any such attempt shall be void.

13.          LIMITATION OF LIABILITY

Independently of any other remedy limitation hereof, and notwithstanding any failure of the essential purpose of any such limited remedy, it is agreed that in no event shall either party be liable for special, punitive, indirect, incidental, or consequential damages of any kind under this Agreement even if advised of the possibility of such damage.  Notwithstanding anything in this Agreement to the contrary, in no event shall AMI’s liability or obligations to LICENSEE under this Agreement exceed [***].

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

14.          INTERNATIONAL TRANSACTIONS

If the address of LICENSEE as set forth on the first page of this Agreement is outside of the United States or if LICENSEE is owned or controlled by an entity whose headquarters or principal place of business is outside of the United States, then the following additional provisions shall apply:

A.            This Agreement is in the English language only, which language shall be controlling in all respects.  Any versions hereof in any other language shall be for accommodation only and shall not be binding upon either party.  All communications and technical documentation to be furnished hereunder shall be in the English language only.

B.            The rights and obligations of each party to this Agreement shall not be governed by the provisions of the U.N. Convention on Contracts for the International Sale of Goods but the provisions of Paragraph 12D shall be upheld.

C.            All fees, cost and other sums stated herein or in any exhibits hereto shall be in U.S. Dollars ($USD) and Licensee will bear the cost of any required currency conversions.

15.          CONFIDENTIAL INFORMATION

Confidential Information as used in this Agreement shall mean the information of AMI which is disclosed to the LICENSEE pursuant to this Agreement in written form and marked “Confidential” or, if disclosed orally, is indicated to be “Confidential” at the time of disclosure.  Confidential information shall also include, but not be limited to, trade secrets, know-how, inventions, techniques, processes, algorithms, software programs, semiconductor designs, schematics, designs, contracts, customer lists, financial information, sales and marketing plans, business information, and the terms (including price) of this Agreement, to the extent that the same are proprietary to AMI or otherwise not part of the public domain.  The LICENSEE will not disclose any Confidential Information of AMI to any person except to its employees or consultants to whom it is necessary to disclose AMI’s Information for such purposes.  The LICENSEE agrees that AMI’s Confidential Information will be disclosed or made available only to those of its employees or consultants who have a new to know and who have agreed in writing to receive it under terms at least as restrictive as those specified in this Agreement.  The LICENSEE will take reasonable measures to maintain the confidentiality of AMI’s Confidential Information, but not less than the measures it uses for its confidential information of similar type.

16.          EFFECTIVE DATE

The “Effective Date” of this Agreement is set forth on the first page of this Agreement.  If there is no Effective Date specified on the first page, then it shall be the date of the last signature as listed below the parties’ signatures on this page.

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

17.          EXHIBITS

Exhibits A, B and C are attached hereto and made a part hereof.

IN WITNESS WHEREOF the duly authorized representatives of each party hereto have executed this Agreement and intend it to be effective as of the Effective Date.

AMI:		LICENSEE:
AMERICAN MEGATRENDS, INC.,		congatec AG,

Signature:	/s/ S. Shankar	Signature:	/s/ Christian Eder

Print Name: S. Shankar		Print Name: Christian Eder

Title: President		Title: Chief Executive Officer

Date: March 3, 2005		Date: February 4, 2005

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A —LICENSED SOFTWARE

•              [***].

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B — LICENSEE’S COMPUTER PRODUCTS

Embedded Computer Products

(LIST THE PRODUCT(S) WITH WHICH THE LICENSED SOFTWARE WILL BE LICENSED)

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C - LICENSING FEES AND PAYMENTS

The Licensing Fees for Licensed Software and other AMI Products shall be as follows:

BIOS Royalty Fee:

Standard Royalty Fee:

Processors	Fee per Label
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]

Discounted Royalty Fee:

Processors	Fee per Label
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]
[***]	$	[***	]

Special pricing:

Processors	1st Year			2ND Year			3rd Year
[***]	$	[***	]	$	[***	]	$	[***	]
[***]	$	[***	]	$	[***	]	$	[***	]
[***]	$	[***	]	$	[***	]	$	[***	]

Terms:

•              Licensee agrees to provide a detailed quarterly royalty report and development roadmap.

•              Licensee agrees to use AMI BIOS exclusively [***].

•              The prepaid royalty / label fees of $[***] is due and payable at the execution of this agreement.

•              The prepaid royalty / labels must be use by [***].

Payment terms:

Payment in advance via wire transfer at the execution of this agreement.

[***]      Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.